SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO. _____)
Filed by the registrant [X]
Filed by a Party other than the Registrant []
Check the appropriate box:
     []     Preliminary Proxy Statement               []     Confidential, For
                                                             Use of the
     [X]    Definitive Proxy Statement                       Commission Only
                                                             (as permitted by
     []     Definitive Additional Materials                  Rule 14a-6(e)(2)

     []     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        BRILLIANT DIGITAL ENTERTAINMENT, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X]  No Fee Required
     [] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     []  Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

     [] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

--------------------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
     (3) Filing party:

--------------------------------------------------------------------------------
     (4) Date filed:

--------------------------------------------------------------------------------

                      BRILLIANT DIGITAL ENTERTAINMENT, INC.

                                  -----------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 22, 1999
                                  -----------


TO OUR STOCKHOLDERS:

      Notice is hereby given that the 1999 Annual Meeting of Stockholders of Brilliant Digital Entertainment, Inc. (the "Company") will be held at the Hilton Hotel, 6360 Canoga Avenue, Woodland Hills, California 91367, on Thursday, July 22, 1999 at 12:00 p.m., Pacific Daylight Savings time. The Annual Meeting is being held for the following purposes:

     1. To elect three Class III Directors to hold office for three years and until their respective successors have been elected. The persons nominated by the Board of Directors of the Company (Messrs. Mark Dyne and Kevin Bermeister and Ms. Diana Maranon) are described in the accompanying Proxy Statement;

     2. To approve an amendment to the Company's 1996 Stock Option Plan to increase the maximum number of shares of Common Stock that may be issued pursuant to awards granted under the plan from 1,080,000 shares to 2,500,000 shares; and

     3. To transact such other business as may properly come before the Annual Meeting or any of its adjournments or postponements.

      Only stockholders of record of the Common Stock of the Company at the close of business on June 11, 1999 are entitled to notice of, and to vote at, the Annual Meeting and at any of its adjournments or postponements.

      All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to mark, sign and return the enclosed Proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any stockholder of record attending the Annual Meeting may vote in person, even though he or she has returned a Proxy. Any stockholder whose shares are held in the name of a bank, broker or other holder of record must obtain a proxy, executed in the stockholder's favor, from the holder of record to be able to vote in person at the Annual Meeting.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                               Michael Ozen
                                   CHIEF FINANCIAL OFFICER AND SECRETARY

Woodland Hills, California
June 22, 1999



IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOU OWN SHARES REGISTERED IN DIFFERENT NAMES OR AT DIFFERENT ADDRESSES, EACH CARD SHOULD BE COMPLETED AND RETURNED.

                      BRILLIANT DIGITAL ENTERTAINMENT, INC.
                   6355 TOPANGA CANYON BOULEVARD, SUITE 120
                        WOODLAND HILLS, CALIFORNIA 91367
                                (818) 615-1500
                               ----------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 22, 1999

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Brilliant Digital Entertainment, Inc., a Delaware corporation (the "Company"), for use at the 1999 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Hilton Hotel, 6360 Canoga Avenue, Woodland Hills, California 91367, on Thursday, July 22, 1999 at 12:00 p.m., Pacific Daylight Savings time, and at any of its adjournments or postponements, for the purposes set forth herein and in the attached Notice of Annual Meeting of Stockholders. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting, which you may use to indicate your vote on the proposals described in this Proxy Statement.

      All Proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will, unless otherwise directed by the stockholder, be voted in accordance with the recommendations of the Board of Directors set forth in this Proxy Statement. A stockholder who submits the enclosed proxy will not limit his or her right to vote at the Annual Meeting if the stockholder later decides to attend in person. A stockholder whose shares are held in the name of a bank, broker or other holder of record must obtain a proxy, executed in the stockholder's favor, from the holder of record to be able to vote in person at the Annual Meeting. A stockholder of record may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote his or her shares in person.

      The close of business on June 11, 1999 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or at any adjournments or postponements of the Annual Meeting. At the record date, 11,753,406 shares of Common Stock, par value $.001 per share (the "Common Stock"), were outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the Annual Meeting.

      It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to stockholders on or about June 22, 1999.

                                VOTING PROCEDURES

      A stockholder is entitled to cast one vote for each share of Common Stock held on the record date on all matters to be considered at the Annual Meeting. A majority of the outstanding shares of Common Stock must be represented in person or by proxy at the Annual Meeting in order to constitute a quorum for the transaction of business. The three nominees for election as Class III directors at the Annual Meeting who receive the highest number of affirmative votes will be elected. The amendment of the 1996 Stock Option Plan to increase by 1,420,000 the number of shares of Common Stock that may be issued pursuant to awards under the 1996 Stock Option Plan will require the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of Common Stock that are present or represented by proxy at the Annual Meeting. Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for the purpose of determining the presence of a quorum. Abstentions will be counted toward the tabulation of votes cast on proposals submitted to stockholders and will have the same effect as negative votes, while broker non-votes will not be counted as votes cast for or against such matters.

                              ELECTION OF DIRECTORS

      In accordance with the Certificate of Incorporation of the Company, the Board of Directors is divided into three classes. At each annual meeting of stockholders, directors constituting one class are elected, each for a three-year term. Three Class III directors will be elected at the Annual Meeting.

      Unless otherwise instructed, the Proxy holders will vote the Proxies received by them for the nominees named below. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting or at any of its postponements or adjournments, the Proxies will be voted for such other nominee(s) as shall be designated by the current Board of Directors to fill any vacancy. The Company has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

      The Board of Directors proposes the election of the following nominees as Class III directors:


                                    Mark Dyne
                                Kevin Bermeister
                                  Diana Maranon


      If elected, each nominee is expected to serve until the 2002 Annual Meeting of Stockholders. The three nominees for election as Class III directors at the Annual Meeting who receive the highest number of affirmative votes will be elected.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.

INFORMATION WITH RESPECT TO NOMINEES, CONTINUING DIRECTORS AND EXECUTIVE
OFFICERS

      The following table sets forth certain information with respect to the nominees, continuing directors and executive officers of the Company as of April 15, 1999.



                                      YEAR FIRST
                                      ELECTED OR
                                      APPOINTED
            NAME              AGE      DIRECTOR     POSITION
            ----              ---      --------     --------
NOMINEES:
CLASS III DIRECTORS
(terms to expire in 2002)

Mark Dyne...................  38        1996        Chairman of the Board of
                                                     Directors and
                                                     Chief Executive Officer
Kevin Bermeister............  38        1996        President and Director
Diana Maranon (1)...........  40        1996        Director

CONTINUING DIRECTORS:
CLASS I DIRECTOR (2)
(term to expire in 2000)

Garth Saloner (3)...........  44        1996        Director

CLASS II DIRECTORS
(terms to expire in 2001)

Ray Musci (1)(3)............  38        1996        Director
Jeff Scheinrock (1)(3)......  48        1996        Director
Mark Miller.................  39        1996        Vice President,
                                                     Production and Operations
                                                     and Director

OTHER EXECUTIVE OFFICERS:

Michael Ozen................  44                    Chief Financial Officer and
                                                     Secretary
Anthony Rose................  34                    Vice President, Technology
----------------------

(1)   Member of the Compensation Committee.
(2)   There currently is a vacancy in the Class I directors.
(3)   Member of the Audit Committee.


      MARK DYNE has served as Chairman of the Board of Directors and Chief Executive Officer of the Company since October 1996. Mr. Dyne currently is Chairman of the Board of Directors of Tag-It Pacific, Inc., a position he has held since September 1997. Mr. Dyne is a director and equity owner of Sega Ozisoft Pty. Ltd. and previously served as its Co-Chief Executive Officer. Mr. Dyne helped found Sega Ozisoft in 1982 with Mr. Bermeister. Sega
Ozisoft,   now  a  majority  owned  subsidiary  of  Infogrames   Entertainment
(France), is a computer software distributor for many leading publishers including, among others, Virgin Interactive, Accolade, Access, Codemasters and Eidos. Mr. Dyne currently is a director of Monto Holdings Pty. Ltd. and a co-owner of Packard Bell NEC Australia Pty. Ltd. Monto is a private investment holding company and Packard Bell NEC Australia is one of the leading manufacturers and distributors of personal computers through the Australian mass merchant channel. From June 1995 through May 1997, Mr. Dyne served as a Co-Chief Executive Officer of Sega Enterprises (Australia) Pty. Ltd., a theme park developer. Sega Enterprises is owned jointly by Mr. Dyne, Mr. Bermeister, Sega Enterprises Japan, Mitsubishi Corp. and Mitsui Corp. Mr. Dyne also serves on the Board of Directors of Virgin Interactive Entertainment Limited, a distributor of computer software programs and video games, and has an equity interest therein. Mr. Dyne is a member of the Board of Directors of Sega Gaming Technologies, Inc., a Nevada company in the business of producing multiplayer casino equipment.

      KEVIN BERMEISTER has served as President of the Company since October 1996 and as a Director since August 1996. Mr. Bermeister is a director and equity owner of Sega Ozisoft Pty. Ltd. and previously served as its

Co-Chief Executive Officer. Mr. Bermeister helped found Sega Ozisoft in 1982 with Mr. Dyne. Mr. Bermeister also is a director of Packard Bell NEC Australia Pty. Ltd., Jacfun Pty. Ltd. and Virgin Interactive Entertainment Limited. Jacfun owns the Darling Harbour property occupied by the Sega Enterprises (Australia) Pty. Ltd. indoor theme park in Sydney, Australia.

      DIANA MARANON has served as a Director of the Company since October 1996, and served as Secretary of the Company from August 1996 until March 1997. Ms. Maranon is the President and Managing Director of Averil Capital Markets Group, Inc. ("Averil"), a financial advisory firm, and a member of the National Association of Securities Dealers. Ms. Maranon serves as a director of Virgin Interactive Entertainment Limited. Prior to founding Averil in 1994, Ms. Maranon was a Vice President with Wasserstein Perella & Co., Inc. ("Wasserstein"), an investment banking firm, with whom she started in 1988. At Wasserstein, Ms. Maranon was responsible for covering companies headquartered in the Western United States. From 1985 to 1988, Ms. Maranon practiced securities law with Skadden Arps Slate Meagher & Flom. Ms. Maranon is a member of the California Bar.

      GARTH SALONER has served as a Director of the Company since October 1996. From 1990 to the present, Mr. Saloner has served as the Robert A. Magowan Professor of Strategic Management and Economics at the Graduate School of Business at Stanford University. He also has served as Associate Dean for Academic Affairs and Director of Research and Course Development at the Stanford Graduate School of Business. From 1982 to 1990 Mr. Saloner taught as a professor in the Economics Department of the Massachusetts Institute of Technology. Mr. Saloner also is a director and a member of the audit and compensation committees of Quick Response Services, Inc., a corporation that provides electronic data interchange services in the retail market, a director of Charles River Associates, a corporation that provides economic consulting services, and a director of NextStage Entertainment, a corporation involved in the construction and management of live entertainment theatres.

      RAY MUSCI has served as a Director of the Company since October 1996. From May 1990 to the present, Mr. Musci has served as the President, Chief Executive Officer and as a Director of Infogrames Entertainment, Inc. (formerly Ocean of America, Inc.), a company that develops, publishes and distributes software products. From September 1994 to July 1996, Mr. Musci served as a director of Ocean International, Ltd., the holding company of Infogrames Entertainment, Inc. From August 1985 to March 1990, Mr. Musci was Executive Vice President/General Manager of Data East USA, Inc., a subsidiary of Data East Corp., a Japanese company, where he established a consumer division to develop, manufacture, market and distribute consumer video games, entertainment software and coin-operated video arcade games and pinball machines.

      JEFF SCHEINROCK has served as a Director of the Company since October 1996. Since May 1997, Mr. Scheinrock has been Chief Executive Officer of Scheinrock Advisory Group, Inc. From July 1, 1996 until May 2, 1997, Mr. Scheinrock served as Vice Chairman, Chief Financial Officer and Assistant Secretary of Kistler Aerospace Corporation, a company involved in the development, marketing and manufacture of reusable satellite launch vehicles. From March 1, 1989 to July 1, 1996, Mr. Scheinrock was the Vice Chairman of Finance and Strategic Planning of Packard Bell NEC. Mr. Scheinrock is a director of SRS Labs, Inc., a corporation listed on the Nasdaq Stock Market's National Market. Mr. Scheinrock also is a director of various other private companies.

     MARK MILLER has served as Vice President, Production and Operations since October 1996 and as a Director of the Company since August 1996. Mr. Miller served as President and Chief Financial Officer of the Company from August 1996 through September 1996. Mr. Miller also is Managing Director of BII Australia, a position he has held since March 1994. From February 1993 through December 1994, Mr. Miller was Managing Director of Pacific Interactive Education Pty. Limited ("PIE"), where he was primarily engaged in the development and maintenance of educational and multimedia software for use by schools and other educational institutions. Mr. Miller currently is a director of PIE. From 1989 through 1992, Mr. Miller was Director of Sales and Marketing of Dealing Information Systems Pty. Ltd., a developer of proprietary modular software treasury systems for managing financial transactions.

      MICHAEL OZEN has served as Chief Financial Officer of the Company since October 1996 and Secretary of the Company since March 1997. Mr. Ozen also serves as a director of both the Clubhouse Children's Museum and the New Museum for Children. From May 1991 through June 1996, Mr. Ozen served as Manager --International Taxes at Coopers & Lybrand, LLP. In July 1996, Mr. Ozen became Director -International Taxes at Coopers & Lybrand, LLP, a position he held until October 1996.

      ANTHONY ROSE has served as a consultant to BII Australia since April 1994 and currently serves as Vice President, Technology of the Company. Mr. Rose also is the owner and director of and, prior to April 1994, was employed by, A.R. Technology Pty. Ltd. ("A.R. Technology"), an Australian company founded by Mr. Rose in 1988 which is involved in the design and manufacture of digital electronics hardware and software. A.R. Technology has completed design assignments for Apple, Epson, Panasonic and other corporations and government institutions. Mr. Rose holds several international patents relating to anti-virus hardware circuits for personal computers.

AGREEMENT TO NOMINATE DIRECTORS

      Pursuant to a stock purchase agreement we entered into with Prince Ahmad Bin Khalid Al-Saud, we have agreed to elect Mr. Al-Saud or his designee as a Class I director for a term ending in 2000. Additionally, we have agreed that so long as Mr. Al-Saud maintains ownership of at least 5% of our outstanding equity securities, we will use our best efforts to continue to cause Mr. Al-Saud or his designee to be nominated for election as a director.

BOARD MEETINGS AND COMMITTEES

      The Board of Directors held five meetings and acted four additional times by unanimous written consent during fiscal 1998. Other than Mark Miller, all of the directors attended at least 75% of all the meetings of the Board of Directors and those committees on which he or she served in fiscal 1998.

      The Board of Directors has an Audit Committee and a Compensation Committee. The Audit Committee currently consists of Messrs. Musci, Saloner and Scheinrock. The Audit Committee recommends the engagement of the Company's independent public accountants, reviews the scope of the audit to be conducted by such independent public accountants and meets with the independent public accountants and the Chief Financial Officer of the Company to review matters relating to the Company's financial statements, the Company's accounting principles and its system of internal accounting controls, and the committee reports its recommendations as to the approval of the financial statements of the Company to the Board of Directors. One meeting of the Audit Committee was held during fiscal 1998.

      The Compensation Committee currently consists of Ms. Maranon and Messrs. Musci and Scheinrock. The Compensation Committee is responsible for considering and making recommendations to the Board of Directors regarding executive compensation and is responsible for administering the Company's stock option and executive incentive compensation plans. The Compensation Committee acted five times by unanimous written consent during fiscal 1998.

COMPENSATION OF DIRECTORS

      Nonemployee directors of the Company currently are paid $1,500 for their personal attendance at any meeting of the Board of Directors and $500 for attendance at any telephonic meeting of the Board of Directors or at any meeting of a committee of the Board of Directors. Nonemployee directors also received options to purchase 15,000 shares of Common Stock in fiscal 1998. Directors also are reimbursed for their reasonable travel expenses incurred in attending Board or committee meetings.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The following table sets forth, as to the Chief Executive Officer and as to each of the other four most highly compensated officers whose compensation exceeded $100,000 during the last fiscal year (the "Named Executive Officers"), information concerning all compensation paid for services to the Company in all capacities during the last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                                      LONG TERM
                                                                        ANNUAL COMPENSATION          COMPENSATION
                                                                        -------------------          ------------
                                                                                                       NUMBER OF
                                                                                       OTHER          SECURITIES
                                             FISCAL YEAR                              ANNUAL          UNDERLYING
   NAME AND PRINCIPAL POSITION (1)             ENDED(2)              SALARY        COMPENSATION       OPTIONS(3)
   -------------------------------             --------              ------        ------------       ----------

Mark Dyne.............................    December 31, 1998       $   225,000           --            100,000 (4)
    Chief Executive Officer               December 31, 1997       $   225,000           --                --
                                          December 31, 1996       $    56,250           --                --
                                            June 30, 1996              --               --                --

Kevin Bermeister......................    December 31, 1998       $   225,000           --            100,000 (4)
   President                              December 31, 1997       $   225,000           --                --
                                          December 31, 1996       $    56,250           --                --
                                            June 30, 1996              --               --                --

Michael Ozen..........................    December 31, 1998       $   165,000           --            50,000 (5)
   Chief Financial Officer                December 31, 1997       $   165,000           --                --
   and Secretary                          December 31, 1996       $    41,000           --            30,000 (6)
                                            June 30, 1996              --               --                --

Mark Miller...........................    December 31, 1998       $   126,000                         20,000 (4)
   Vice President, Production             December 31, 1997       $    89,000      $ 15,000 (7)           --
   and Operations                         December 31, 1996       $    23,000           --                --
                                            June 30, 1996         $    69,000           --                --

Anthony Rose..........................    December 31, 1998       $   107,000           --            50,000 (5)
   Vice President, Technology             December 31, 1997       $   126,000           --                --
                                          December 31, 1996       $    37,000           --            30,000 (6)
                                            June 30, 1996              --               --                --

----------------------

(1) For a description of employment agreements between certain executive officers and the Company, see "Employment Agreements with Executive Officers" below.
(2) The Company changed its fiscal year end from June 30 to December 31, effective December 31, 1996.
(3) In October 1998, all of the Company's then outstanding stock options were repriced under the Company's option repricing program. For a description of the terms of the option repricing program, see "Report of the Compensation Committee on Repricing of Stock Options" below.
(4) These options, which were initially granted in March 1998, were repriced in October 1998 under the Company's option repricing program.
(5) Consists of options to purchase 30,000 shares and 20,000 shares of Common Stock granted in October 1996 and March 1998, respectively, all of which were repriced in October 1998 under the Company's option repricing program.
(6) These options were cancelled in October 1998 in connection with the grant of a repriced option under the Company's option repricing program.
(7) Consists of motor vehicle and income protection insurance premiums.

OPTION GRANTS IN LAST FISCAL YEAR

      The following table sets forth certain information regarding the grant of stock options made during the fiscal year ended December 31, 1998 to the Named Executive Officers.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                      PERCENT OF
                                                        TOTAL
                                      NUMBER OF        OPTIONS
                                      SECURITIES      GRANTED TO
                                      UNDERLYING      EMPLOYEES     EXERCISE OR
                                       OPTION         IN FISCAL        BASE        EXPIRATION
                NAME                   GRANTED         YEAR(1)       PRICE(2)        DATE
                ----                   -------         -------       --------        ----

Mark Dyne..........................   100,000(3)         --          $ 2.75        3/19/08
                                      100,000(4)(5)     22.1%        $ 1.50        3/19/08

Kevin Bermeister...................   100,000(3)         --          $ 2.75        3/19/08
                                      100,000(4)(5)     22.1%        $ 1.50        3/19/08

Michael Ozen.......................    30,000(4)(6)      --          $ 1.50        9/30/06
                                       20,000(3)         --          $ 2.75        3/19/08
                                       20,000(4)(5)     4.4%         $ 1.50        3/19/08

Mark Miller........................    20,000(3)         --          $ 2.75        3/19/08
                                       20,000(4)(5)     3.4%         $ 1.50        3/19/08

Anthony Rose.......................    30,000(4)(7)      --          $ 1.50        9/11/06
                                       20,000(3)         --          $ 2.75        3/19/08
                                       20,000(4)(5)     4.4%         $ 1.50        3/19/08
------------------------

(1) Options covering an aggregate of 452,000 shares of Common Stock were granted to employees during the fiscal year ended December 31, 1998. In October 1998, options covering an aggregate of 747,000 shares of Common Stock, including options to purchase the 452,000 shares granted earlier in the year, were repriced under the Company's option repricing program. The percentages are based only on options to purchase 452,000 shares initially granted to employees in fiscal 1998, and do not account for replacement options granted in fiscal 1998 in connection with the Company's option repricing program.
(2) The exercise price and tax withholding obligations related to exercise may be paid by delivery of already owned shares, subject to certain conditions.
(3) This option, which was granted in March 1998, was cancelled in October 1998 in connection with the grant of a repriced option under the Company's option repricing program. Prior to its cancellation, this option would have vested and become exercisable in four equal annual installments, commencing on January 1, 1999.
(4) This option consists of a repriced option granted in October 1998 under the Company's option repricing program to replace an existing option to purchase the same number of shares of Common Stock at a higher exercise price.
(5) This option vests and becomes exercisable as follows: 25% vested on April 1, 1999, and 25% vests on each of January 1, 2000, 2001, and 2002.
(6) This option vests and becomes exercisable as follows: 22,500 shares vested on March 16, 1999, and 7,500 shares vest on October 1, 1999.
(7) This option vests and becomes exercisable as follows: 18,125 shares vested on March 17, 1999, and 11,875 shares vest in 19 equal monthly installments of 625 shares commencing on April 1, 1999.

STOCK OPTIONS HELD AT FISCAL YEAR END

      The following table sets forth, for those Named Executive Officers who held stock options at fiscal year end, certain information regarding the number of shares of Common Stock underlying stock options held at fiscal year end and the value of options held at fiscal year end based upon the last reported sales price of the Common Stock on the American Stock Exchange on December 31, 1998 ($1.75 per share). No stock options were exercised by any Named Executive Officer during fiscal 1998.

                   AGGREGATED FISCAL YEAR-END OPTION VALUES


                                        NUMBER OF SECURITIES
                                       UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                             OPTIONS AT              IN-THE-MONEY OPTIONS AT
NAME                                     DECEMBER 31, 1998            DECEMBER 31, 1998 (1)
----                                     -----------------            ---------------------
                                     EXERCISABLE  UNEXERCISABLE     EXERCISABLE   UNEXERCISABLE
                                     ----------- --------------     -----------   -------------
Mark Dyne.......................         -0-        100,000            -0-         $  25,000
Kevin Bermeister................         -0-        100,000            -0-         $  25,000
Michael Ozen....................         -0-         50,000            -0-         $  12,500
Mark Miller.....................         -0-         20,000            -0-         $   5,000
Anthony Rose....................         -0-         50,000            -0-         $  12,500

------------

(1) Based on a closing price of $1.75 per share of Common Stock on December 31, 1998, all options were in-the-money at fiscal year end.

EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

      Effective October 1, 1996, the Company entered into an employment agreement with Michael Ozen pursuant to which Mr. Ozen serves as the Company's Chief Financial Officer at a base salary of $165,000 per year. Mr. Ozen received options to purchase an aggregate of 30,000 shares of Common Stock which vest in four equal annual installments commencing on the date of grant. In October 1998, Mr. Ozen's options were repriced under the Company's option repricing program. Mr. Ozen's employment is terminable by the Company at will. In the event the Company terminates Mr. Ozen's employment without cause, Mr. Ozen is entitled to three months severance payment (the "Initial Payment") if termination occurs during the first or second year of employment (the "Initial Period"), and in addition to the Initial Payment, one month severance payment for each year served after the Initial Period, not to exceed an aggregate of 12 months severance payment, if termination occurs after the Initial Period. For purposes of the agreement, "cause" means the willful disregard of, or failure to perform, duties where such willful disregard or failure is not discontinued within a reasonable period of time from receipt of written notice relating thereto.

      A.R. Technology Limited, an Australian corporation of which Anthony Rose is the sole stockholder, provides the services of Anthony Rose to BII Australia in exchange for approximately $107,000 per year. The arrangement is terminable at will by either party upon 30 days prior written notice.

      Pacific Interactive Education Pty. Limited ("PIE") provides the services of Mark Miller to BII Australia. PIE was paid $0, $37,000 and $90,000 during the period from September 2, 1993 to June 30, 1994, and the years ended June 30, 1995 and 1996, respectively. For the period from July 1, 1996 to December 31, 1996, BII Australia paid PIE $18,000 for the services of Mark Miller. These amounts include auto allowances, contributions to retirement benefits and profit included in payments to PIE for purchases of computer equipment. No amounts were paid to PIE for the services of Mark Miller during fiscal 1997. For fiscal 1998, BII Australia paid PIE $52,000 for the services of Mark Miller. This amount represented profit in payments to PIE for purchases of computer equipment. This arrangement is terminable at will by either party upon 30 days prior written notice.

STOCK OPTION PLAN

      The Company adopted the Brilliant Digital Entertainment, Inc. 1996 Stock Option Plan (the "1996 Plan") in September 1996. The purpose of the 1996 Plan is to attract, retain and motivate certain key employees of the Company and its subsidiaries by giving them incentives which are linked directly to increases in the value of the Common Stock of the Company. Each director, officer, employee or consultant of the Company or any of its subsidiaries is eligible to be considered for the grant of awards under the 1996 Plan. The maximum number of shares of Common Stock that may be issued pursuant to awards granted under the 1996 Plan is 1,080,000, subject to certain adjustments to prevent dilution. Any shares of Common Stock subject to an award which for any reason expires or terminates unexercised are again available for issuance under the 1996 Plan.

      The 1996 Plan authorizes its administrator to enter into any type of arrangement with an eligible employee that, by its terms, involves or might involve the issuance of (1) shares of Common Stock, (2) an option, warrant, convertible security, stock appreciation right or similar right with an exercise or conversion privilege at a price related to the Common Stock, or (3) any other security or benefit with a value derived from the value of the Common Stock. Any stock option granted may be an incentive stock option within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or a nonqualified stock option. The 1996 Plan currently is administered by the Compensation Committee of the Board of Directors of the Company. Subject to the provisions of the 1996 Plan, the Compensation Committee will have full and final authority to select the executives and other employees to whom awards will be granted thereunder, to grant the awards and to determine the terms and conditions of the awards and the number of shares to be issued pursuant thereto. The maximum number of shares of Common Stock with respect to which awards may be granted under the 1996 Plan to any executive or employee during any fiscal year is 100,000, subject to adjustment to prevent dilution.

      As of December 31, 1998, 232,000 shares of Common Stock remained available for grant of awards to eligible participants under the 1996 Plan.

REPORT OF THE COMPENSATION COMMITTEE ON REPRICING OF STOCK OPTIONS

      During October 1998, the Compensation Committee of the Board of Directors approved a stock option repricing program. Under the program, each holder of stock options granted under the Company's 1996 Stock Option Plan, including directors and Named Executive Officers, was entitled to exchange their existing stock option for a repriced stock option to purchase the same number of shares at an exercise price of $1.50 per share. The new exercise price was lower than the exercise price under all of the existing stock options and was higher than the then market price of $1.125 per share of Common Stock. As a condition to receiving this more favorable exercise price, each option holder who elected to participate in the program was required to agree to a less favorable vesting schedule. Under the repriced options, any shares of Common Stock which had already vested under the existing stock option could not be exercised for a period of 120 days from date the option holder elected to exchange his or her stock option. In addition, any shares under an existing stock option which were scheduled to vest on January 1, 1999 did not vest under the repriced option until April 1, 1999. Other than the lower exercise price and the changes to the vesting schedule, each new stock option issued under the repricing program has terms substantially equivalent to the terms of the surrendered option, including the same number of shares and expiration date. Options to purchase a total of 747,000 shares of Common Stock were eligible to participate in the program, all of which were exchanged by the holders thereof for repriced stock options.

      The Compensation Committee approved the stock option repricing program as a result of the significant reduction in the price of the Company's Common Stock in fiscal 1998. The Committee determined that the Company's existing stock options no longer provided meaningful incentive to the option holders to remain in the employ of the Company and to maximize shareholder value. The existing stock options had exercise prices of between $2.31 per share and $6.38 per share, which exercise prices exceeded the trading prices of the Company's Common Stock for a substantial majority of the time from June 1998 until the date the option repricing program was approved. The Committee determined that the exchange of new stock options with a lower exercise price for the Company's existing stock options would once again provide incentive to the Company's officers, directors and employees to continue to provide services to the Company and to maximize shareholder value.

                                     COMPENSATION COMMITTEE

                                          Diana Maranon
                                          Ray Musci
                                          Jeff Scheinrock

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, requires the Company's executive officers, directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Executive officers, directors and greater-than-ten percent stockholders are required by SEC regulations to furnish the Company with all Section 16(a) forms they file. Based solely on its review of the copies of the forms received by it and written representations from certain reporting persons that they have complied with the relevant filing requirements, the Company believes that, during the year ended December 31, 1998, all the Company's executive officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements.


                CERTAIN RELATIONSHIPS AND REALTED TRANSACTIONS

      Mark Miller, an officer and director of the Company, is a shareholder of Multimedia Connexion Pty., Ltd. BII Australia periodically purchases hardware and software from Multimedia Connexion Pty. Ltd. For the fiscal years ended December 31, 1997 and 1998, BII Australia purchased computer equipment totaling $121,000 and $59,000, respectively.

      On September 13, 1996, the Company and Sega Ozisoft entered into the SAND Acquisition Agreement. Mark Dyne and Kevin Bermeister both currently serve as directors of Sega Ozisoft and are significant minority shareholders of Sega Ozisoft. Pursuant to the SAND Acquisition Agreement, the Company acquired SAND and in consideration therefor issued a $1,500,000 mandatorily convertible note which, upon the completion of the Company's initial public offering, was automatically converted into 780,001 shares of Common Stock. The terms of the SAND Acquisition were determined by negotiations between Messrs. Dyne and Bermeister and Averil Capital Markets Group, Inc. on behalf of the Company and by the Board of Directors of Sega Ozisoft, with Messrs. Dyne and Bermeister abstaining, on behalf of Sega Ozisoft.

      The Sand Acquisition Agreement also provides that the Company shall pay to Sega Ozisoft a royalty of 12.5% of "Adjusted Gross Receipts" on the CYBERSWINE multipath movie. "Adjusted Gross Receipts" is defined as the gross receipts received by the Company on the CYBERSWINE multipath movie after deducting any royalties and fees payable to CYBERSWINE licensors. Pursuant to an agreement between Sega Ozisoft and the licensor of the characters and content of Cyberswine, the Company will be required to pay to the CYBERSWINE licensor a royalty of 2% of gross revenues less cost of goods on all sales of CYBERSWINE products.

      Diana Maranon is a director of the Company. Averil Capital Markets Group, Inc. ("Averil"), a financial advisory firm founded and controlled by Ms. Maranon, has, since November 1995, performed services for the Company including investigation of strategic alternatives and potential acquisitions and assistance with the Company's Common Stock offerings. As consideration for such services, the Company paid to Averil $25,000 as of June 30, 1996, $200,000 during the six months ended December 31, 1996, $22,000 for the year ended December 31, 1997, $30,000 for the year ended December 31, 1998 and $18,750 during the three months ended March 31, 1999, plus out of pocket expenses, and granted to Chloe Holding, Inc. ("Chloe"), an affiliate of Averil, currently exercisable warrants to purchase 40,222 shares of Common Stock with an exercise price of $0.0326 per share. In connection with the Company's December 1997 offering of Common Stock, the Company made an additional cash payment to Averil of $180,000 and granted to Chloe warrants to purchase 15,040 shares of Common Stock at an exercise price of $5.50 per share.

      The Company entered into an agreement with Packard Bell NEC in September 1996 for Packard Bell NEC to bundle software for a Multipath Movie title with 80% of the first 7.4 million multimedia equipped personal computers shipped by Packard Bell NEC in the United States, Canada, the United Kingdom, Australia, New Zealand and South Africa over a three-year period which began in August of 1997. Packard Bell NEC received warrants to purchase 600,000 shares of the Company's Common Stock upon execution of the agreement.

      Under the terms of a September 1997 agreement, the Company granted to Packard Bell NEC the right to distribute a version of Cyberswine loaded on the hard drives of Packard Bell NEC computers. Under the September 1997 agreement, the Company will receive a percentage of future revenue from online end users and a minimum fixed fee. The Company also granted distribution rights to future Multipath Movie titles for a percentage of future revenues from end users. In connection with this agreement, the Company granted to Packard Bell NEC warrants to purchase 200,000 shares of the Company's Common Stock, which warrants expired in February 1999 without being exercised.

      Certain of the Company's directors and officers, including Mark Dyne and Kevin Bermeister, are also directors or officers of potential competitors and/or strategic partners of the Company. These relationships may give rise to conflicts of interest between the Company, on the one hand, and one or more of the directors, officers, and/or their affiliates, on the other hand. The Company's Certificate of Incorporation provides that Mark Dyne and Kevin Bermeister are required to present to the Company any corporate opportunities for the development of any type of interactive digital entertainment with the exception of opportunities for participation in the development by others of interactive digital entertainment where publishing and/or distribution rights for the product to be developed are offered to Messrs. Dyne and/or Bermeister solely for Australia, New Zealand and/or Southern Africa.

                    PROPOSAL TO AMEND THE 1996 STOCK OPTION PLAN


GENERAL

      The Board of Directors has approved an amendment (the "Amendment") to the Brilliant Digital Entertainment, Inc. 1996 Stock Option Plan to increase the number of shares of Common Stock available for issuance under the 1996 Plan from 1,080,000 shares to 2,500,000 shares. The Amendment is being submitted to the Company's stockholders for approval.

      The Board of Directors approved the Amendment to ensure that a sufficient number of shares of Common Stock are available for issuance under the 1996 Plan. At April 1, 1999, only 232,000 shares remained available for grants of awards under the 1996 Plan. The Board of Directors believes that the ability to grant stock-based awards is important to the future success of the Company. The grant of stock options and other stock-based awards can motivate high levels of performance and provide an effective means of recognizing employee contributions to the success of the Company. In addition, stock-based compensation can be valuable in recruiting and retaining highly qualified technical and other key personnel who are in great demand as well as rewarding and providing incentives to its current employees. The increase in the number of shares available for awards under the 1996 Plan will enable the Company to continue to realize the benefits of granting stock-based compensation.

      At May 13, 1999, the closing sale price of the Common Stock on the American Stock Exchange was $6.75 per share.

SUMMARY OF THE 1996 PLAN

      PURPOSE. The purpose of the 1996 Plan is to advance the interests of the Company and its stockholders by strengthening the Company's ability to obtain and retain the services of the types of employees, consultants, officers and directors who will contribute to the Company's long term success and to provide incentives which are linked directly to increases in stock value which will inure to the benefit of all stockholders of the Company.

      ADMINISTRATION. The 1996 Plan may be administered by the Board of Directors, or a committee of two or more directors appointed by the Board of Directors whose members serve at the pleasure of the Board. The 1996 Plan currently is administered by the Compensation Committee of the Board of Directors. The party administering the 1996 Plan is referred to as the "Administrator." Subject to the provisions of the 1996 Plan, the Administrator has full and final authority to (i) select from among eligible directors, officers, employees and consultants, those persons to be granted awards under the 1996 Plan, (ii) determine the type, size and terms of individual awards to be made to each person selected, (iii) determine the time when awards will be granted and to establish objectives and conditions (including, without limitation, vesting and performance conditions), if any, for earning awards,
(iv) amend the terms or conditions of any outstanding award, subject to applicable legal restrictions and to the consent of the other party to such award, (v) authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the 1996 Plan, and (vii) make any and all other determinations which the Administrator determines to be necessary or advisable in the administration of the 1996 Plan. The Administrator has full power and authority to administer and interpret the 1996 Plan and to adopt, amend and revoke such rules, regulations, agreements, guidelines and instruments for the administration of the 1996 Plan and for the conduct of its business as the Administrator deems necessary or advisable.

      ELIGIBILITY. Any person who is a director, officer, employee or consultant of the Company, or any of its subsidiaries (a "Participant"), is eligible to be considered for the grant of awards under the 1996 Plan. No executive officer or other employee of the Company may receive in any fiscal year awards under the 1996 Plan representing more than 100,000 shares of Common Stock. At April 1, 1999, approximately 110 officers, directors, employees and independent contractors of the Company were eligible to receive awards under the 1996 Plan.

      TYPES OF AWARDS. Awards authorized under the 1996 Plan may consist of any type of arrangement with a Participant that, by its terms, involves or might involve or be made with reference to the issuance of shares of the Company's Common Stock, or a derivative security with an exercise or conversion price related to the Common Stock or with a value derived from the value of the Common Stock. Awards are not restricted to any specified form or structure and may include sales, bonuses and other transfers of stock, restricted stock, stock options, reload stock options, stock purchase warrants, other rights to acquire stock or securities convertible into or redeemable for stock, stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares, or any other type of award which the Administrator shall determine is consistent with the objectives and limitations of the 1996 Plan. An award may consist of one such security or benefit, or two or more of them in tandem or in the alternative.

      CONSIDERATION. The Common Stock or other property underlying an award may be issued for any lawful consideration as determined by the Administrator, including, without limitation, a cash payment, services rendered, or the cancellation of indebtedness. An award may provide for a purchase price of the Common Stock or other property at a value less than the fair market value of the Common Stock or other property on the date of grant. In addition, an award may permit the recipient to pay the purchase price of the Common Stock or other property or to pay such recipient's tax withholding obligation with respect to such issuance, in whole or in part, by delivering previously owned shares of capital stock of the Company or other property, or by reducing the number of shares of Common Stock or the amount of other property otherwise issuable pursuant to such award.

      TERMINATION OF AWARDS. All awards granted under the 1996 Plan expire ten years from the date of grant, or such shorter period as is determined by the Administrator. No option is exercisable by any person after such expiration. If an award expires, terminates or is canceled, the shares of Common Stock not purchased thereunder shall again be available for issuance under the 1996 Plan.

      AMENDMENT AND TERMINATION OF THE 1996 PLAN. The Administrator may amend the 1996 Plan at any time, may suspend it from time to time or may terminate it without approval of the stockholders; provided, however, that stockholder approval is required for any amendment which materially increases the number of shares for which awards may be granted, materially modifies the requirements of eligibility, or materially increases the benefits which may accrue to recipients of awards under the 1996 Plan. However, no such action by the Board of Directors or stockholders may unilaterally alter or impair any award previously granted under the 1996 Plan without the consent of the recipient of the award. In any event, the 1996 Plan shall terminate on September 13, 2006 (ten years following the date it was approved by the Company's stockholders) unless sooner terminated by action of the Board of Directors.

FEDERAL INCOME TAX CONSEQUENCES FOR STOCK OPTIONS

      As of April 1, 1999, the only type of award granted by the Company under the 1996 Plan had been stock options. The following is a general discussion of the principal United States federal income tax consequences of both "incentive stock options" within the meaning of Section 422 of the Code ("Incentive Stock Options") and non-statutory stock options ("Non-statutory Stock Options") based upon the United States Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder, all of which are subject to modification at any time. The 1996 Plan does not constitute a qualified retirement plan under Section 401(a) of the Code (which generally covers trusts forming part of a stock bonus, pension or profit-sharing plan funded by employer and/or employee contributions which are designed to provide retirement benefits to participants under certain circumstances) and is not subject to the Employee Retirement Income Security Act of 1974 (the pension reform law which regulates most types of privately funded pension, profit sharing and other employee benefit plans).

      CONSEQUENCES TO EMPLOYEES: INCENTIVE STOCK OPTIONS. No income is recognized for federal income tax purposes by an optionee at the time an Incentive Stock Option is granted, and, except as discussed below, no income is recognized by an optionee upon his or her exercise of an Incentive Stock Option. If the optionee makes no disposition of the Common Stock received upon exercise within two years from the date such option was granted or one year from the date such option is exercised (the "ISO Holding Period Requirements"), the optionee will recognize long-term capital gain or loss when he or she disposes of his or her Common Stock. Such gain or loss generally will be measured by the difference between the exercise price of the option and the amount received for the Common Stock at the time of disposition.

      If the optionee disposes of the Common Stock acquired upon exercise of an Incentive Stock Option without satisfying the ISO Holding Period Requirements, any amount realized from such "disqualifying disposition" will be taxed at ordinary income tax rates in the year of disposition to the extent that (i) the lesser of (a) the fair market value of the shares of Common Stock on the date the Incentive Stock Option was exercised or (b) the fair market value of such shares at the time of such disposition exceeds (ii) the Incentive Stock Option exercise price. Any amount realized upon disposition in excess of the fair market value of the shares of Common Stock on the date of exercise will be treated as long-term or short-term capital gain depending upon the length of time the shares have been held.

      The use of stock acquired through exercise of an Incentive Stock Option to exercise an Incentive Stock Option will constitute a disqualifying disposition if the ISO Holding Period Requirements have not been satisfied.

      For alternative minimum tax purposes, the excess of the fair market value of the shares of Common Stock as of the date of exercise over the exercise price of the Incentive Stock Option is included in computing that year's alternative minimum taxable income. However, if the shares of Common Stock are disposed of in the same year, the maximum alternative minimum taxable income with respect to those shares is the gain on disposition of the shares. There is no alternative minimum taxable income from a disqualifying disposition in subsequent years.

      CONSEQUENCES TO EMPLOYEES: NON-STATUTORY STOCK OPTIONS. No income generally is recognized by a holder of Non-statutory Stock Options at the time Non-statutory Stock Options are granted under the 1996 Plan. In general, at the time shares of Common Stock are issued to a holder pursuant to the exercise of Non-statutory Stock Options, the holder will recognize ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the exercise price.

      A holder will recognize gain or loss on the subsequent sale of Common Stock acquired upon exercise of Non-statutory Stock Options in an amount equal to the difference between the sales price and the tax basis of the Common Stock, which will include the exercise price paid plus the amount included in the holder's income by reason of the exercise of the Non-statutory Stock Options. Provided the shares of Common Stock are held as a capital asset, any gain or loss resulting from a subsequent sale will be short-term or long-term capital gain or loss depending upon the length of time the shares have been held.

      CONSEQUENCES TO THE COMPANY: INCENTIVE STOCK OPTIONS. The Company will not be allowed a deduction for federal income tax purposes at the time of the grant or exercise of an Incentive Stock Option. There are also no federal income tax consequences to the Company as a result of the disposition of Common Stock acquired upon exercise of an Incentive Stock Option if the disposition is not a "disqualifying disposition." At the time of a disqualifying disposition by an optionee, the Company will be entitled to a deduction for the amount received by the optionee to the extent that such amount is taxable to the optionee at ordinary income tax rates.

      CONSEQUENCES TO THE COMPANY: NON-STATUTORY STOCK OPTIONS. Generally, the Company will be entitled to a deduction for federal income tax purposes in the Company's taxable year in which the optionee's taxable year of income inclusion ends and in the same amount as the optionee is considered to have realized ordinary income in connection with the exercise of Non-statutory Stock Options.

REQUIRED VOTE

      The approval of the Amendment requires the affirmative vote of a majority of the votes entitled to be cast by the holders of shares of the Company's Common Stock present or represented and entitled to vote on this matter at the Annual Meeting. An abstention will be counted toward the tabulation of votes cast and will have the same effect as a vote against the proposal. A broker non-vote, however, will not be treated as a vote cast for or against approval of the proposal.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE 1996 STOCK PLAN.

                                OTHER INFORMATION

PRINCIPAL STOCKHOLDERS

      The following table sets forth as of May 14, 1999 certain information relating to the ownership of the Common Stock by (i) each person known by us to be the beneficial owner of more than five percent of the outstanding shares of the Company's Common Stock, (ii) each of the Company's directors, (iii) each of the Named Executive Officers, and (iv) all of the Company's executive officers and directors as a group. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, each such person has the sole voting and investment power with respect to the shares owned. The address of each person listed is in care of Brilliant Digital Entertainment, Inc., 6355 Topanga Canyon Boulevard, Suite 120, Woodland Hills, California 91367, unless otherwise set forth below such person's name.

                                                                            NUMBER OF SHARES
                                                                             OF COMMON STOCK
                                                                          BENEFICIALLY OWNED (1)
                                                                          ----------------------
NAME AND ADDRESS                                                            NUMBER    PERCENT
----------------                                                            ------    -------
Insinger Group, as manager of
   Reefknot Limited (2)................................................     1,200,118   10.4
   One Stokes Place
   St. Stephens Green
   Dublin 2
   Republic of Ireland
Prince Ahmad Bin Khalid Al-Saud........................................     1,000,000    8.7
   P. O. Box 1011
   Riyadh, Saudi Arabia 11431
Kevin Bermeister (3)...................................................       817,600    7.1
Mark Dyne (3)..........................................................       810,600    7.0
Sega Enterprises Limited...............................................       780,001    6.8
   2-12 Haneda 1-Chome
   Ohta-Ku, Tokyo 144
   Japan
Mark Miller (4)........................................................       505,013    4.4
Diana Maranon (5)......................................................        84,012      *
Anthony Rose (6).......................................................        39,375      *
Ray Musci (7)..........................................................        28,750      *
Garth Saloner (7)......................................................        28,750      *
Jeff Scheinrock (7)....................................................        28,750      *
Michael Ozen (8).......................................................        27,500      *
Directors and executive officers
as a group (9 persons) (9).............................................     2,370,350   20.1 %

------------------------------

*   Less than one percent.
(1) Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding at May 14, 1999.
(2) Insinger Group is the manager of Reefknot Limited, and as such, controls the disposition and voting of the shares of common stock held by Reefknot.
(3) Includes 25,000 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable.


                                    Page 15


(4) Consists of (i) 430,013 shares of common stock held by Pacific Interactive Education Pty. Limited, (ii) 70,000 shares of common stock held by the Mark Miller Family Trust, of which Pacific Interactive Pty. Limited is trustee, and (iii) 5,000 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable. Mark Miller and his wife are the sole stockholders of Pacific Interactive Education Pty. Limited and Pacific Interactive Pty. Limited.
(5) Consists of (i) 28,750 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable, and (ii) 55,262 shares of common stock underlying warrants which currently are exercisable.
(6) Consists of (i) 20,000 shares of common stock held by HiTech Corporation Limited over which Mr. Rose has exclusive voting and investment power, and
    (ii) 19,375 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable on or before July 13, 1999.
(7) Consists of 28,750 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable.
(8) Consists of 27,500 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable.
(9) Includes (i) 216,875 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable on or before July 13, 1999, and (ii) 55,262 shares of common stock underlying warrants which currently are exercisable.

                              STOCKHOLDER PROPOSALS

      Any stockholder who intends to present a proposal at the next Annual Meeting of Stockholders, for inclusion in the Company's Proxy Statement and Proxy form relating to such Annual Meeting, must submit that proposal to the Company at its principal executive offices by February 22, 2000.


                         INDEPENDENT PUBLIC ACCOUNTANTS

      PricewaterhouseCoopers, LLP, independent public accountants, were selected by the Board of Directors to serve as independent public accountants of the Company for the year ended December 31, 1998 and have been selected by the Board of Directors to serve as independent auditors for the fiscal year ending December 31, 1999. Representatives of PricewaterhouseCoopers, LLP are expected to be present at the Annual Meeting, and will be afforded the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.


                             SOLICITATION OF PROXIES

      It is expected that the solicitation of proxies will be primarily by mail. The cost of solicitation by management will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable disbursements in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors and officers, without additional compensation, personally or by mail, telephone, telegram or otherwise for the purpose of soliciting such proxies.


                          ANNUAL REPORT ON FORM 10-KSB

      THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 1998, WILL BE MADE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO MICHAEL OZEN, CHIEF FINANCIAL OFFICER, BRILLIANT DIGITAL ENTERTAINMENT, INC., 6355 TOPANGA CANYON BOULEVARD, SUITE 120, WOODLAND HILLS, CALIFORNIA 91367.

                            ON BEHALF OF THE BOARD OF DIRECTORS


                                       Michael Ozen
                           CHIEF FINANCIAL OFFICER AND SECRETARY


Woodland Hills, California
June 22, 1999

                     BRILLIANT DIGITAL ENTERTAINMENT, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS


      The undersigned, a stockholder of BRILLIANT DIGITAL ENTERTAINMENT, INC., a Delaware corporation (the "Company"), hereby appoints MARK DYNE and MICHAEL OZEN, and each of them, the proxy of the undersigned, with full power of substitution, to attend, vote and act for the undersigned at the Company's Annual Meeting of Stockholders (the "Annual Meeting"), to be held on July 22, 1999, and at any of its postponements or adjournments, and in connection herewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote, as follows:

      The Board of Directors recommends a WITH vote on Proposal 1 and a FOR vote on Proposal 2.

     1.   ELECTION OF DIRECTORS, as provided in the Company's Proxy Statement:

                 ___ WITH       ___   WITHOUT Authority   to  vote  for  the
                                              nominees listed below.

         (INSTRUCTIONS: TO WITHHOLD AUTHORITY FOR A NOMINEE, LINE THROUGH OR OTHERWISE STRIKE OUT THE NAME OF THE NOMINEE BELOW)

                 Mark Dyne         Kevin Bermeister          Diana Maranon

     2. The approval of the amendment to the Company's 1996 Stock Option Plan to increase the maximum number of shares of Common Stock that may be issued pursuant to awards granted under the plan.

                  FOR ________     AGAINST ________     ABSTAIN ________


      The undersigned hereby revokes any other proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that the proxy holders may lawfully do by virtue of this Proxy. AS TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY OF ITS POSTPONEMENTS OR ADJOURNMENTS, THE PROXY HOLDER IS AUTHORIZED TO VOTE IN ACCORDANCE WITH HIS BEST JUDGMENT.

      This Proxy will be voted in accordance with the instructions set forth above. THIS PROXY WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR THE ELECTION OF THE DIRECTORS NAMED, THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S 1996 STOCK OPTION PLAN AND AS THE PROXY HOLDER SHALL DEEM ADVISABLE ON ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING, UNLESS OTHERWISE DIRECTED.

      The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated June 22, 1999 relating to the Annual Meeting.

                                    Date:  _____________________________, 1999



                                       ---------------------------------------



                                       ---------------------------------------
                                               Signature(s) of Stockholder(s)
                                                  (See Instructions Below)

                                          The above signature(s) should
                                          correspond exactly with the name(s) of
                                          the Stockholder(s) appearing on the
                                          Stock Certificate. If stock is jointly
                                          held, all joint owners should sign.
                                          When signing as attorney, executor,
                                          administrator, trustee or guardian,
                                          please give full title as such. If
                                          signer is a corporation, please sign
                                          the full corporation name, and give
                                          title of signing officer.

                                             THIS PROXY IS SOLICITED BY THE
                                                  BOARD OF DIRECTORS OF
                                          BRILLIANT DIGITAL ENTERTAINMENT, INC.